UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2014 (June 2, 2014)

SINO GAS INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in Charter)

Utah	000-51364	90-0438712

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No. 18 Zhong Guan Cun Dong St.

Haidian District

Beijing 100083, People’s Republic of China

(Address of Principal Executive Offices)

86-10-82600527

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 2, 2014, Sino Gas International Holdings, Inc. (the “Company”) entered into Amendment No. 2 to the Agreement and Plan of Merger that the Company entered into on April 3, 2014 (Hong Kong time) with Prosperity Gas Holdings Limited, a Cayman Islands exempted company (“Parent”) and Merger Sub Gas Holdings Inc., a Utah corporation and a wholly owned subsidiary of Parent (“Merger Sub,” together with the Company and Parent, the “Parties” and any one of them a “Party”), as amended by that certain Amendment to the Agreement and Plan of Merger, dated as of April 16, 2014 (“Amendment No. 1”) (as amended, the “Merger Agreement”) with Parent and Merger Sub (this “Amendment”). The Merger Agreement is previously reported in, and attached as Exhibit 9.1 to, the Company’s Current Report on Form 8-K filed on April 3, 2014 which is incorporated herein by reference; and Amendment No. 1 is previously reported in, and attached as Exhibit 9.1 to, the Company’s Current Report on Form 8-K filed on April 18, 2014, which is also incorporated herein by reference.

The Amendment

The Parties agreed on the following amendments to the Merger Agreement:

1.                   The No Conflict; Required Filings and Consents section (Section 3.05(b) of the Merger Agreement) is amended to include the Anti-monopoly Law of the People’s Republic of China as well as any official clarifications, guidance, interpretations or implementation rules in connection with or related to the AML (collectively, the “PRC AML Rules”) to the requisite regulatory approvals for the merger transaction.

2.                   The No Conflict; Required Filings and Consents section (Section 4.03(b) of the Merger Agreement) is amended to include the approval of the applicable governmental authority under the PRC AML Rules in the filings and consents required.

3.                   The Further Actions; Reasonable Best Efforts section (Section 6.08(a) of the Merger Agreement) is amended to obligate each party to use its reasonable best efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws or otherwise to consummate and make effective the Transactions, including, without limitation, employing such resources as are necessary to obtain the Requisite Regulatory Approvals and the approval of the applicable Governmental Authority under the PRC AML Rules.

4.                   The Regulatory Approvals section (Section 7.01(c) of the Merger Agreement) is amended to include the approval of the applicable governmental authority under the PRC AML Rules in the requisite regulatory approvals, with certain exceptions.

5.                   The SAFE Registration section (Section 7.02(e) of the Merger Agreement) is amended to read, as follows:

(e) SAFE Registration. (i) Members of management of the Company who are PRC residents shall have duly completed the registration described in Section 6.15(a); and (ii) the Company shall have duly completed the registration described in Section 6.15(b).

6.                   The Long Stop Date section (Section 8.02(a) of the Merger Agreement) is amended so that the new termination date of the merger transaction due to non-consummation on a non-fault basis is December 31, 2014.

This Amendment is hereby filed as Exhibit 9.1 to this Current Report on Form 8-K. The foregoing summary of the terms of the document is subject to, and qualified in its entirety by, such document attached hereto, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

9.1         AMENDMENT NO. 2 TO AGREEMENT AND PLAN OF MERGER among  Prosperity Gas Holdings Limited, Merger Sub Gas Holdings Inc. and Sino Gas International Holdings, Inc. dated June 2, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO GAS INTERNATIONAL HOLDINGS, INC.

Date: June 3, 2014	By:	/s/ Yuchuan Liu
Name: Yuchuan Liu
Title: Chief Executive Officer